Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 13, 2019, is by and among CARROLS RESTAURANT GROUP, INC., a Delaware corporation formerly known as Carrols Holdco Inc. (the “Borrower”), certain domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement referred to below.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of April 30, 2019 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.6(a) of the Credit Agreement, the Borrower may reduce the Revolving Committed Amount, and pursuant to Section 9.1(xiv) of the Credit Agreement, the Borrower and the Required Revolving Lenders may amend Section 5.9 of the Credit Agreement without any other consents;

WHEREAS, the Borrower desires to reduce the Revolving Committed Amount to $115,000,000;

WHEREAS, the Credit Parties have requested that the Required Revolving Lenders amend Section 5.9 of the Credit Agreement; and

WHEREAS, the Required Revolving Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1       Reduction of Revolving Committed Amount. Effective as of the First Amendment Effective Date (as defined below), the Revolving Committed Amount is hereby reduced to $115,000,000 and accordingly the reference to “ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000)” contained in Section 2.1(a) of the Credit Agreement shall read “ONE HUNDRED FIFTEEN MILLION DOLLARS ($115,000,000)”, such reduction pro rata among the Revolving Lenders.

1.2       Amendment to Schedule 1.1(f) to the Credit Agreement. For the avoidance of doubt, after giving effect to this Amendment, the Revolving Commitment of each Revolving Lender set forth on Schedule 1.1(f) to the Credit Agreement shall read as follows:

Revolving Lender	Revolving Commitment	Revolving Commitment Percentage
Wells Fargo Bank, National Association	$27,600,000.00	24.00%
Coöperatieve Rabobank U.A., New York Branch	$23,000,000.00	20.00%
Manufacturers and Traders Trust Company	$23,000,000.00	20.00%
Truist Bank, as successor by merger to SunTrust Bank	$23,000,000.00	20.00%
Fifth Third Bank	$18,400,000.00	16.00%
Total	$115,000,000.00	100.00%

1.3       Amendment to Section 5.9. Section 5.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Solely with respect to the Revolving Facility, if, and only if, on the last day of any Reference Period (beginning with the fiscal quarter ending on or about December 31, 2019), the sum of the aggregate principal amount of outstanding Revolving Loans and the aggregate face amount of Letters of Credit (excluding (a) undrawn Letters of Credit in an aggregate face amount up to $12 million and (b) Letters of Credit (whether drawn or undrawn) to the extent reimbursed or Cash Collateralized) outstanding on such date (without giving pro forma effect to any incurrence of any Revolving Loans or issuance of Letters of Credit after such date) exceeds 35% of the aggregate amount of all Revolving Commitments under the Revolving Facility at such time (including as a result of any Revolving Facility Increase), then the First Lien Net Leverage Ratio, as of the last day of such Reference Period, shall not be greater than 5.75 to 1.00 (the “Financial Covenant”).

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1       Closing Conditions. This Amendment shall become effective on the date that each of the following conditions are satisfied (such date, the “First Amendment Effective Date”):

(a)       Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Required Revolving Lenders.

(b)       Fees and Expenses. The Administrative Agent shall have received from or on behalf of the Borrower all expenses that are payable to the Administrative Agent and the Lenders in connection with the consummation of the transactions contemplated hereby and Cahill Gordon & Reindel LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment, in each case, to the extent the Borrower receives an invoice therefor at least one Business Day prior to the date hereof.

(c)       Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

Without limiting the generality of the provisions of Section 8.4 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2.1, the Administrative Agent, upon its execution hereof, and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or a Lender (unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date) specifying its objection thereto.

ARTICLE III
MISCELLANEOUS

3.1         Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2         Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)       It has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance of this Amendment;

(b)       This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(c)       No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than those that have been obtained);

(d)       The representations and warranties set forth in Article III of the Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty remain true and correct as of such earlier date;

(e)       After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default;

(f)       The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with (and to the extent required by) the terms of the Credit Agreement and the Security Documents and prior to all Liens other than Permitted Liens; and

(g)       Except as expressly set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3         Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4       Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5       Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6       Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7       Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8       Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9       No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:
CARROLS RESTAURANT GROUP, INC.,
a Delaware corporation

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

GUARANTORS:
CARROLS HOLDCO INC.,
a Delaware corporation

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CARROLS CORPORATION,
a Delaware corporation

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CARROLS LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

REPUBLIC FOODS, INC.,
a Maryland corporation

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

NEW CFH, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CAMBRIDGE FRANCHISE REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CAROLINA QUALITY PROPERTIES, LLC,
a North Carolina limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CAROLINA QUALITY, LLC,
a North Carolina limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

ALABAMA QUALITY, L.L.C.,
an Alabama limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

LOUISIANA QUALITY, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

MIRABILE INVESTMENT CORPORATION,
a Tennessee corporation

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

TENNESSEE QUALITY, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

LQ REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

TQ REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

NASHVILLE QUALITY, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CAMBRIDGE QUALITY CHICKEN, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

FRAYSER HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

FRAYSER QUALITY, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CAMBRIDGE SOUTHEASTERN REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CFH REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CAMBRIDGE CHICKEN HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

CAMBRIDGE REAL ESTATE DEVELOPMENT, LLC,
a Delaware limited liability company

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and as Administrative Agent

By:	/s/ Maureen Malphus
Name:	Maureen Malphus
Title:	Vice President

LENDERS:
MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Revolving Lender

By:	/s/ Timothy McDevitt
Name:	Timothy McDevitt
Title:	Vice President

LENDERS:
COÖperatieve Rabobank U.A., New York Branch,
as a Revolving Lender

By:	/s/ Sarah Fleet
Name:	Sarah Fleet
Title:	Executive Director

By:	/s/ Jennifer Smith
Name:	Jennifer Smith
Title:	Vice President

LENDERS:
Fifth Third Bank, NATIONAL ASSOCIATION
as a Revolving Lender

By:	/s/ John A. Marian
Name:	John A. Marian
Title:	Senior Vice President

LENDERS:
TRUIST BANK, as successor by merger to SunTrust Bank
as a Revolving Lender

By:	/s/ Johnetta Bush
Name:	Johnetta Bush
Title:	Director